UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 17, 2016

VWR Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-36673	26-0237871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Radnor Corporate Center, Building One, Suite 200
100 Matsonford Road
Radnor, Pennsylvania 19087
(Address of principal executive offices, including zip code)
(610) 386-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
At the Annual Meeting of the Stockholders (the “Annual Meeting”) of VWR Corporation (the “Company”) held on May 17, 2016, the stockholders approved a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to eliminate the classified Board and to provide instead for the annual election of directors (the “Declassification Amendment”), effective at the Annual Meeting. The Board of Directors of the Company (the “Board”) previously approved the Declassification Amendment and recommended that it be submitted to the Company’s stockholders for approval.
In order to immediately declassify the Board at the Annual Meeting following approval of the Declassification Amendment, each director whose term did not expire at the Annual Meeting tendered his or her contingent resignation, which became effective only upon stockholder approval of the Declassification Amendment. As described in Item 5.07, each such director was thereafter elected to the Board to serve for a one-year term until the 2017 annual meeting of stockholders.
At the Annual Meeting, the stockholders also approved a proposal to amend the Company’s Certificate of Incorporation to implement a majority voting standard in uncontested elections of directors, effective after the Annual Meeting (the “Majority Vote Amendment”). The Board previously approved the Majority Vote Amendment and recommended that it be submitted to the Company’s stockholders for approval.
As a result of the Majority Vote Amendment, in an uncontested election of the Company’s directors, a director will only be elected if a majority of the votes cast are “For” his or her election. Additionally, because the Company is incorporated in Delaware, the Board has approved amendments to the Company’s Corporate Governance Guidelines to add a director resignation policy consistent with the majority voting standard. The amended Corporate Governance Guidelines will require each incumbent nominee to submit an irrevocable contingent resignation letter. If the nominee does not receive more votes cast “For” than “Against” their election, the Nominating and Governance Committee will recommend to the Board that it accept the nominee’s contingent resignation, unless it determines that acceptance of the resignation would not be in the Company’s best interests. Prior to the adoption of the Majority Vote Amendment, a director could be elected without receiving a majority of votes cast “For” his or her election and even if the number of “Withheld” votes exceeded the number of “For” votes. To implement the Majority Vote Amendment, the Board also previously approved an amendment to Article II, Section 11 of the Company’s Amended and Restated Bylaws (the “Bylaws”), contingent upon stockholder approval of the Majority Vote Amendment. This amendment to the Bylaws became effective on May 17, 2016 upon effectiveness of the filing of the Majority Vote Amendment with the Secretary of State of Delaware.
The foregoing descriptions of the amendments to the Certificate of Incorporation and the Bylaws are qualified in their entirety by reference to the full text of the such amendments, which are filed as Exhibits 3.1, 3.2 and 3.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders
As described in Item 5.03, the Company held the Annual Meeting on May 17, 2016. A total of 126,098,299 shares of common stock, or 95.95% of outstanding shares, were represented in person or by proxy at the Annual Meeting.
The stockholders voted on five proposals at the Annual Meeting. The proposals are described in detail in the Company’s definitive proxy statement dated April 11, 2016. As Item 1 (to amend the Certificate of Incorporation to declassify the Board) was approved, Item 3 (to elect nine directors) was submitted to the stockholders and voted upon and Item 4 (to elect three Class II directors) was not submitted to the stockholders. The final voting results for each of the items submitted to a stockholder vote at the Annual Meeting are set forth below.
Item 1: As described in Item 5.03 above, the Company’s stockholders approved the amendment of the Certificate of Incorporation to declassify the Board, based on the following results:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Amendment to Declassify the Board	124,784,966	954	34,264	1,278,115

Item 2: As described in Item 5.03 above, the Company’s stockholders approved the amendment of the Certificate of Incorporation and Bylaws to adopt a majority voting standard in uncontested director elections, based on the following results:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Amendment to adopt a Majority Voting Standard	124,817,340	878	1,966	1,278,115
Item 3: The stockholders elected nine directors to serve for a one-year term expiring at the Company’s 2017 annual meeting of stockholders, subject to the election and qualification of their successors, based on the following voting results:

	Votes For	Votes Withheld	Broker Non-Votes
Election of Directors:
Nicholas W. Alexos	123,930,762	889,422	1,278,115
Robert L. Barchi	124,513,283	306,901	1,278,115
Edward A. Blechschmidt	124,520,276	299,908	1,278,115
Manuel Brocke-Benz	123,930,636	889,548	1,278,115
Robert P. DeCresce	124,515,217	304,967	1,278,115
Harry M. Jansen Kraemer, Jr.	123,751,411	1,068,773	1,278,115
Pamela Forbes Lieberman	124,520,317	299,867	1,278,115
Timothy P. Sullivan	123,754,116	1,066,068	1,278,115
Robert J. Zollars	124,423,558	396,626	1,278,115
Item 5: The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016, based on the following voting results:

	Votes For	Votes Against	Abstentions
Ratification of Appointment of Independent Registered Public Accounting Firm	126,062,769	32,048	3,482
Item 6: The stockholders approved, on an advisory basis, the 2015 compensation of the Company’s named executive officers, based on the following voting results:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory Vote on Executive Compensation	124,170,655	645,453	4,076	1,278,115
Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation to Declassify the Board of Directors
3.2	Certificate of Amendment to the Amended and Restated Certificate of Incorporation to Adopt a Majority Voting Standard in Uncontested Director Elections
3.3	Amended and Restated Bylaws, as Amended

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VWR Corporation

Date: May 19, 2016	By:	/s/ Douglas J. Pitts
		Name:	Douglas J. Pitts
		Title:	Vice President and Corporate Controller

EXHIBIT INDEX

Exhibit No.	Exhibit Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation to Declassify the Board of Directors
3.2	Certificate of Amendment to the Amended and Restated Certificate of Incorporation to Adopt a Majority Voting Standard in Uncontested Director Elections
3.3	Amended and Restated Bylaws, as Amended